UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2005

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard
South San Francisco, CA 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 624-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On July 11, 2005, Rigel Pharmaceuticals, Inc. (the “Company”) issued a press release entitled “Rigel Announces Offering of 3,000,000 Shares of Common Stock,” announcing that it would be initiating a public offering of 3,000,000 shares of Rigel’s common stock, par value $0.001 per share (not including 450,000 shares offered to the underwriters as described below pursuant to an over-allotment option). A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On July 14, 2005, the Company entered into an underwriting agreement with Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the underwriters (collectively, the “Underwriters”), related to the public offering of 3,650,000 shares of the Company’s common stock. The price to the public is $20.75 per share, and the Underwriters have agreed to purchase the shares from the Company pursuant to the underwriting agreement at a price of $19.505 per share. Under the terms of the underwriting agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 547,500 shares of common stock to cover over-allotments, if any. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-119785) previously filed with the Securities and Exchange Commission (the “SEC”). The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. The offering of the shares of common stock will be made by means of a prospectus, a copy of which can be obtained from either of Credit Suisse First Boston LLC or Lehman Brothers Inc. The prospectus, which consists of a prospectus supplement dated July 14, 2005, and an accompanying prospectus, dated November 5, 2004, has been filed with the SEC.

On July 15, 2005, the Company also issued a press releases announcing the pricing of the public offering.  A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)        Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 14, 2005.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP (contained in Exhibit 5.1).
99.1	Press Release, dated July 11, 2005, entitled “Rigel Announces Offering of 3,000,000 Shares of Common Stock.”
99.2	Press Release, dated July 15, 2005, entitled “Rigel Announces Pricing of Common Stock Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.

Dated: July 15, 2005
	By:	/s/ Dolly Vance
Dolly Vance
General Counsel and Vice President of Intellectual Property

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 28, 2005.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP (contained in Exhibit 5.1).
99.1	Press Release, dated July 11, 2005, entitled “Rigel Announces Offering of 3,000,000 Shares of Common Stock.”
99.2	Press Release, dated July 15, 2005, entitled “Rigel Announces Pricing of Common Stock Offering.”